Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT 10.4
NATIONAL INSTITUTES OF HEALTH
1st AMENDMENT TO [***]
[***] No.: [***]

This is the first amendment (“First Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) within the Department of Health and Human Services (“HHS”), and 2seventy bio, Inc. having an effective date of 31 August 2015 and having NIH Reference Number [***] (“Agreement”). This First Amendment, having NIH Reference Number [***], is made between the NIH through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A., and 2seventy bio, Inc. having an office at 60 Binney St., Cambridge, MA 02142 (the “Licensee”). This First Amendment includes, in addition to the amendments made below, 1) a Signature Page, and 2) Attachment 1 (Royalty Payment Information).

WHEREAS, the NIH and the Licensee desire that the Agreement be amended a first time as set forth below in order to modify the terms that relate to sublicense agreements.
NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIH and the Licensee, intending to be bound, hereby mutually agree to the following:

1)Sublicense Terms:

a.Appendix C, Section III (a) of the Agreement shall be amended by deleting the words “and its sublicensees”.

b.Appendix C, Section III of the Agreement shall be amended by adding a new subsection (c) which shall read as follows:

(c) Notwithstanding Section III(a) above, the royalties for any Licensed Products by a sublicensee shall be paid to NIH at the rate [***].

c.Appendix C, Section V(a) of the Agreement will be amended and restated in its entirety as follows:

(a)For each sublicense of a Licensed Product by Licensee to a third party other than Licensee’s Development Partner for sole development and commercialization by the third party, a sublicense royalty will be owed to NIH in the amount that is [***].

2)Within sixty (60) days of the execution of this First Amendment, the Licensee shall pay the NIH an amendment issue royalty in the sum of [***], and payment options may be found in Attachment 2.
3)In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the shipping and payment information in such Attachment 1.
4)All terms and conditions of the Agreement not herein amended remain binding and in effect.
5)The terms and conditions of this First Amendment shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself, to be null and void, unless this First Amendment is executed by the Licensee and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH’s signature found at the Signature Page.
6)This First Amendment is effective upon execution by all parties.

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES BEGIN ON NEXT PAGE

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1ST AMENDMENTTO L-XXX-200X/0
SIGNATURE PAGE
In Witness Whereof, the parties have executed this First Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.
For the NIH:
/s/ Richard U. Rodriguez      4-13-22
Richard U. Rodriguez, M.B.A.    Date
Associate Director
Technology Transfer Center
The National Cancer Institute
National Institutes of Health
Address for Agreement notices and reports:
E-mail: LicenseNotices_Reports@mail.nih.gov (preferred)
Mail:      License Compliance and Administration
Monitoring & Enforcement
Office of Technology Transfer
National Institutes of Health
6701 Rockledge Drive, Suite 700, MS 7788
Bethesda, Maryland 20892 U.S.A.

(For courier deliveries please check https://www.ott.nih.gov/licensing/license-noticesreports)

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Teresa Jurgensen          4-25-22
Signature of Authorized Official    Date
Name: Teresa Jurgensen
Title: SVP, General Counsel

I.Official and Mailing Address for Agreement notices:
[***]
Mailing Address:

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

60 Binney St.
Cambridge, MA 02142
Email Address:    [***]
Phone:    [***]

II.Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):
[***]
Mailing Address:
60 Binney St.
Cambridge, MA 02142
Email Address:    [***]
Phone:    [***]

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ATTACHMENT 1 – ROYALTY PAYMENT OPTIONS
New Payment Options Effective March 2018

[***]

Agency Contacts:

[***]